Portions of this exhibit were omitted and filed separately with the Secretary of the Securities and Exchange Commission pursuant to an application for confidential treatment filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934.
Such portions are marked by [****].
Exhibit 10.12

ASSET PURCHASE AGREEMENT

This Asset Purchase Agreement (the “Agreement”) is made as of January 8, 2013 (the “Effective Date”), by and between Danotek (assignment for the benefit of creditors), LLC, a Delaware limited liability company, in its sole and limited capacity as Assignee for the Benefit of Creditors of Danotek Motion Technologies, Inc. (the “Seller”), with principal offices located at 1100 La Avenida Street, Building A, Mountain View, California 94043, United States, and Tecogen, Inc., a Delaware corporation (the “Buyer”), with principal offices located at 45 First Avenue, Waltham, MA 02451.

RECITALS

A.    By resolution of the board of directors (the “Board”) of Danotek Motion Technologies, Inc., a Delaware corporation (the “Assignor”), as memorialized in the duly executed minutes, Assignor has transferred ownership of all its right, title and interest in and to tangible and intangible assets (the “Assets”) to Seller, and in so doing has also designated Seller to act, pursuant to Delaware law, as the Assignee for the Benefit of Creditors of Assignor. The General Assignment agreement (the “General Assignment”) between Assignor and Seller, as assignee, is attached hereto as Exhibit A.

B.    Seller and Buyer have identified a subset of the Assets that Buyer desires to purchase from Seller (the “Required Assets”). The Required Assets are listed in Section 1.2 below and means the design, development, and manufacturing equipment that is solely related to the 5300 line of high power density permanent magnet generators product line (“5300 PM Generator Business”). After consummation of the Closing contemplated under this Agreement, Seller will liquidate any remaining Assets that are not Required Assets (the “Remaining Assets”), and will undertake the winding down of Assignor, which shall ultimately include, but shall not be limited to, the distribution of net funds, after payment of fees and costs associated with the liquidation and winding down, to Assignor’s creditors, which are generated from the sale of the Assets.

C.     Seller desires to sell to Buyer, and Buyer desires to purchase from Seller, the Required Assets, on the terms and conditions set forth in this Agreement.

NOW, THEREFORE, in consideration of the above recitals and the mutual covenants hereinafter set forth, Buyer and Seller hereby agree as follows:

1.    PURCHASE AND SALE OF REQUIRED ASSETS.

1.1    Agreement to Sell and Purchase Required Assets. Subject to the terms and conditions of this Agreement, and in reliance on the representations, warranties and covenants set forth in this Agreement, Seller agrees to sell, assign, transfer and convey to Buyer at the Closing (as defined in Section 2.2 below), and Buyer agrees to purchase and acquire from Seller at the Closing, all of Seller’s right, title and interest in and to all of the Required Assets. The Required Assets will be sold, assigned, transferred and conveyed to Buyer (subject to Section 1.3) on the Closing Date “as is” and “where is”, with no representations or warranties other than those specifically set forth below, and subject to any and all pledges, liens, licenses, rights of possession, security interests, restrictions, encumbrances, charges, title retention, conditional sale or other security arrangements of any nature whatsoever (collectively, “Encumbrances”). other than: (i) the Encumbrances to Silicon Valley Bank; (ii) the Encumbrances granted to KFT Trust, as collateral agent for KFT Trust, Khosla Ventures III, L.P., CMEA Ventures VII, L.P. and CMEA Ventures VII (Paralell), L.P. and (iii) the Encumbrances granted to Michigan Strategic Fund (clauses (i), (ii) and (iii), collectively, the “Released Encumbrances”).

Portions of this exhibit were omitted and filed separately with the Secretary of the Securities and Exchange Commission pursuant to an application for confidential treatment filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934.
Such portions are marked by [****].
Exhibit 10.12

1.2    Required Assets Defined. As used in this Agreement, the term “Required Assets” means, collectively, Seller’s right, title and interest in and to the assets listed in Exhibit B attached hereto, provided, however, that the Required Assets shall not, under any circumstances, include Seller’s or Assignor’s (i) cash, (ii) accounts receivable, (iii) claims or preference or fraudulent conveyance recoveries under applicable law, (iv) state or federal tax refunds, (v) insurance refunds or recoveries, (vi) utility or leasehold security deposits, and (vii) the “Excluded Assets” (defined below). Buyer shall promptly execute and deliver to Seller any and all such further assignments, endorsements and other documents as Seller may reasonably request for the purpose of effectuating the terms and conditions of this Section.

For the avoidance of doubt, it is the intent of the parties hereto that none of the Excluded Assets shall be transferred to Buyer. The parties hereto acknowledge and agree that the Required Assets only comprise a limited and narrowly defined portion of the overall Assets and that the Excluded Assets comprise the majority of the Assets.

For purposes of this Agreement, the term “Excluded Assets” means any and all properties, rights, contracts, claims or other assets other than those specifically listed or described in Exhibit B. For the avoidance of doubt, Excluded Assets include (and Required Assets do not include), any and all properties, rights, contracts, claims or other assets owned by either Assignor or Seller, except for the Required Assets, including, but not limited to, any business conducted by Assignor and its subsidiaries that is not primarily engaged in the 5300 PM Generator Business, including the design, development, research, licensing, distribution, sale, support and maintenance of all products and services (including, but not limited to, 6000, 7000, 8000 and 9000 series generators, converters or motors), other than the Products.

1.3    Asset Transfer; Passage of Title; Delivery.

    (a)    Title Passage. Except as otherwise provided in this Section, upon the Closing, title to all of the Required Assets shall pass to Buyer; and Seller shall make available to Buyer possession of all of the Required Assets as provided in subsection 1.3(b), and shall further, upon Buyer’s request, execute assignments, conveyances and/or bills of sale reasonably requested to convey to Buyer title to all the Required Assets, subject to the Encumbrances, in accordance with Section 1.1 of this Agreement, as well as such other instruments of conveyance as counsel for Buyer may reasonably deem necessary to effect or evidence the transfers contemplated hereby.

(b)Delivery of Required Assets. On the Closing Date (as defined in Section 2.2), Seller shall make available to Buyer possession of the Required Assets, provided however, that the expenses of retrieving, removing and transferring the Required Assets shall be borne exclusively by Buyer.

(c)Retention of Documents. As Assignee, Seller is responsible for maintaining business records during the assignment process and, among other things, will have to prepare and file final tax returns. To the extent Buyer requires business records of Assignor that Seller requires to administer the assignment estate, Buyer shall, at its own expense, arrange to obtain copies of such records from Seller.

2.    PURCHASE PRICE; PAYMENTS.

2.1    Purchase Price. In consideration of the sale, transfer, conveyance and assignment of all the Required Assets, except for certain Electrical Test Equipment as listed under “Electrical Test Equipment – List B” in Exhibit B attached hereto, to Buyer at the Closing. Buyer shall, as of the Closing, assume only those liabilities, if any, expressly set forth as Assumed Liabilities in Section 3.1 of this Agreement and shall pay by wire transfer [****] (the “Purchase Price”) to the Seller at the Closing.

Portions of this exhibit were omitted and filed separately with the Secretary of the Securities and Exchange Commission pursuant to an application for confidential treatment filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934.
Such portions are marked by [****].
Exhibit 10.12

Seller will retain title of assets listed in “Electrical Test Equipment – List B” in Exhibit B attached hereto until Seller determines [****] within 90 days, Seller agrees sell the the Electrical Test Equipment-List B assets to Buyer for [****], which shall be paid by wire transfer to the Seller upon transfer of title of such assets.

2.2    Closing. The consummation of the purchase and sale of the Required Assets contemplated hereby will take place at a closing to be held at the offices of the Assignee (the “Closing”), on January 8, 2013 (the “Closing Date”), or at such other time or date, and at such place, or by such other means of exchanging documents, as may be agreed to by the parties hereto. If the Closing does not occur on or prior to January 14, 2013, or such later date upon which Buyer and Seller may agree in writing, this Agreement shall terminate upon written notice of termination given by either party hereto that is not in default of its obligations hereunder, and thereupon this Agreement shall become null and void and no party hereto will have any further rights or obligations hereunder, except that Sections 6.1 and 7.3 shall survive such termination.

3.    OBLIGATIONS ASSUMED.

3.1    Liabilities. Buyer agrees, upon consummation of, and effective as of, the Closing, to assume those (and only those) liabilities of Seller and of Assignor expressly listed below in this Section 3.1 (collectively, the “Assumed Liabilities”): No Assumed Liabilities.

3.2    Liabilities and Obligations Not Assumed. Except as expressly set forth in Section 3.1 above, Buyer shall not assume or become obligated in any way to pay any liabilities, debts or obligations of Seller or of Assignor whatsoever, including but not limited to any liabilities or obligations now or hereafter arising from Assignor’s business activities that took place prior to the Closing or any liabilities arising out of or connected to the liquidation and winding down of Assignor’s business. All liabilities, debts and obligations of Seller and of Assignor not expressly assumed by Buyer hereunder are hereinafter referred to as the “Excluded Liabilities.”

3.3    No Obligations to Third Parties. The execution and delivery of this Agreement shall not be deemed to confer any rights upon any person or entity other than the parties hereto, or make any person or entity a third party beneficiary of this Agreement, or to obligate either party to any person or entity other than the parties to this Agreement. Assumption by Buyer of any liabilities or obligations of Seller under Section 3.1 shall in no way expand the rights or remedies of third parties against Buyer as compared to the rights and remedies such parties would have against Seller if the Closing were not consummated.

4.    REPRESENTATIONS AND WARRANTIES OF BUYER.

Buyer hereby represents and warrants to Seller that all the following statements are true, accurate and correct:

4.1    Due Organization. Buyer is a corporation duly organized, validly existing, and in good standing under the laws of the State of Delaware. Buyer has all necessary power and authority to enter into this Agreement and all other documents that Buyer is required to execute and deliver hereunder, and holds or will timely hold all permits, licenses, orders and approvals of all federal, state and local governmental or regulatory bodies necessary and required therefore.

4.2    Power and Authority; No Default. Buyer has all requisite power and authority to enter into and deliver this Agreement and to perform its obligations hereunder. The signing, delivery and

Portions of this exhibit were omitted and filed separately with the Secretary of the Securities and Exchange Commission pursuant to an application for confidential treatment filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934.
Such portions are marked by [****].
Exhibit 10.12

performance by Buyer of this Agreement, and the consummation of all the transactions contemplated hereby, have been duly and validly authorized by Buyer. This Agreement, when signed and delivered by Buyer, will be duly and validly executed and delivered and will be the valid and binding obligation of Buyer, enforceable against Buyer in accordance with its terms, subject to the laws relating to bankruptcy, insolvency and relief of debtors, and rules and laws governing specific performance, injunctions, relief and other equitable remedies.

4.3    Authorization for this Agreement. No authorization, approval, consent of, or filing with any governmental body, department, bureau, agency, public board, authority or other third party is required for the consummation by Buyer of the transactions contemplated by this Agreement.

4.4    Litigation. To the best of Buyer’s knowledge, there is no litigation, suit, action, arbitration, inquiry, investigation or proceeding pending or, to the knowledge of Buyer, threatened, before any court, agency or other governmental body against Buyer (or any corporation or entity affiliated with Buyer) which seeks to enjoin or prohibit or otherwise prevent the transactions contemplated hereby.

5. REPRESENTATIONS AND WARRANTIES OF SELLER.

Seller represents and warrants to Buyer that all of the following statements are true, accurate and correct:

5.1    Corporate Organization. Seller is a limited liability company duly organized, validly existing, and in good standing under the laws of the State of Delaware.

5.2    Power and Authority; No Default Upon Transfer. As Assignee, Seller has all requisite power and authority to enter into and deliver this Agreement and to perform its obligations hereunder and under the General Assignment. The signing, delivery and performance by Seller of this Agreement, and the consummation of all the transactions contemplated hereby, have been duly and validly authorized by Seller. To the best of Seller’s knowledge and belief, the General Assignment was duly authorized by Assignor’s Board and is a valid agreement binding on the Assignor and Seller. This Agreement, when signed and delivered by Seller, will be duly and validly executed and delivered and will be the valid and binding obligation of Seller, enforceable against Seller, as Assignee, in accordance with its terms as governed by applicable law, regulations and rules. Neither the signing and delivery of this Agreement by Seller, nor the performance by Seller of its obligations under this Agreement, will (i) violate Seller’s Articles of Organization or Operating Agreement, or (ii) to the best of Seller’s knowledge and belief, violate any law, statute, rule, regulation, order, judgment, injunction or decree of any court, administrative agency or government body applicable to Seller.

5.3    Title. To the best of Seller’s knowledge and belief after reasonable inquiry, including, without limitation, competent assessment of a UCC search in Assignor’s state of incorporation, Seller, as Assignee, has good and marketable title to all of the Required Assets. Seller sells, assigns, transfers and conveys the Required Assets to Buyer “as is” and “where is”, with no representations or warranties as to merchantability, fitness or use, and the Required Assets shall be subject to the Encumbrances.

(a)    AS-IS SALE; DISCLAIMERS; RELEASE. IT IS UNDERSTOOD AND AGREED THAT, UNLESS EXPRESSLY STATED HEREIN, SELLER IS NOT MAKING AND HAS NOT AT ANY TIME MADE ANY WARRANTIES OR REPRESENTATIONS OF ANY KIND OR CHARACTER, EXPRESS OR IMPLIED, WITH RESPECT TO THE REQUIRED ASSETS, INCLUDING BUT NOT LIMITED TO, ANY WARRANTIES OR REPRESENTATIONS AS TO MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

Portions of this exhibit were omitted and filed separately with the Secretary of the Securities and Exchange Commission pursuant to an application for confidential treatment filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934.
Such portions are marked by [****].
Exhibit 10.12

(b)    BUYER ACKNOWLEDGES AND AGREES THAT UPON CLOSING SELLER SHALL SELL AND CONVEY TO BUYER AND BUYER SHALL ACCEPT THE PROPERTY “AS IS, WHERE IS, WITH ALL FAULTS.” BUYER HAS NOT RELIED AND WILL NOT RELY ON, AND SELLER IS NOT LIABLE FOR OR BOUND BY, ANY EXPRESS OR IMPLIED WARRANTIES, GUARANTEES, STATEMENTS, REPRESENTATIONS OR INFORMATION PERTAINING TO THE REQUIRED ASSETS OR RELATING THERETO MADE OR FURNISHED BY SELLER OR ITS REPRESENTATIVES, TO WHOMEVER MADE OR GIVEN, DIRECTLY OR INDIRECTLY, ORALLY OR IN WRITING, EXCEPT AS EXPRESSLY STATED HEREIN. BUYER ALSO ACKNOWLEDGES THAT THE PURCHASE PRICE REFLECTS AND TAKES INTO ACCOUNT THAT THE REQUIRED ASSETS ARE BEING SOLD “AS IS, WHERE IS, WITH ALL FAULTS.”

(c)    BUYER ACKNOWLEDGES TO SELLER THAT BUYER WILL HAVE THE OPPORTUNITY TO CONDUCT PRIOR TO CLOSING SUCH INSPECTIONS AND INVESTIGATIONS OF THE REQUIRED ASSETS AS BUYER DEEMS NECESSARY OR DESIRABLE TO SATISFY ITSELF AS TO THE REQUIRED ASSETS AND ITS ACQUISITION THEREOF. BUYER FURTHER WARRANTS AND REPRESENTS TO SELLER THAT BUYER WILL RELY SOLELY ON ITS OWN REVIEW AND OTHER INSPECTIONS AND INVESTIGATIONS IN THIS TRANSACTION AND NOT UPON THE INFORMATION PROVIDED BY OR ON BEHALF OF SELLER, OR ITS AGENTS, EMPLOYEES OR REPRESENTATIVES WITH RESPECT THERETO. BUYER HEREBY ASSUMES THE RISK THAT ADVERSE MATTERS INCLUDING, BUT NOT LIMITED TO, LATENT OR PATENT DEFECTS, ADVERSE PHYSICAL OR OTHER ADVERSE MATTERS, MAY NOT HAVE BEEN REVEALED BY BUYER’S REVIEW AND INSPECTIONS AND INVESTIGATIONS.

(d)    BUYER ACKNOWLEDGES THAT SOME ASSETS DESCRIBED IN EXHIBIT B MAY CONTAIN THIRD-PARTY INTELLECTUAL PROPERTY THAT MAY HAVE BEEN LICENSED BY ASSIGNOR OR OTHERWISE ACQUIRED BY ASSIGNOR. BUYER UNDERSTANDS THAT SELLER IS UNABLE TO TRANSFER INTELLECTUAL PROPERTY BELONGING TO A THIRD-PARTY WITHOUT THE EXPRESS WRITTEN CONSENT OF THAT PARTY, WHICH WILL NOT BE OBTAINED OR SOUGHT BY SELLER AS A PART OF THIS AGREEMENT. BUYER SHALL ACCEPT FULL RESPONSIBILITY FOR COMMUNICATING WITH THIRD-PARTIES WHOSE INTELLECTUAL PROPERTY MAY BE INCLUDED IN THE REQUIRED ASSETS TRANSFERRED HEREBY AND SHALL PAY ANY AND ALL LICENSING OR OTHER FEES, COSTS, EXPENSES OR CHARGES THAT MAY BE ASSOCIATED WITH USING SAID ASSETS.

5.4    Litigation. To the best of Seller’s knowledge, there is no claim, action, arbitration, inquiry, investigation, suit or proceeding pending or, to Seller’s knowledge, threatened, against Seller or Assignor that might affect in any way any Required Asset or the transaction contemplated by this Agreement, nor is Seller aware or have grounds to know of any reasonable basis therefor. To the best of Seller’s knowledge, there are no judgments, decrees, injunctions or orders of any court, governmental body, department, commission, agency, instrumentality or arbitrator against Seller or Assignor affecting the Required Assets.

5.5    Authorization for this Agreement. To the best of Seller’s knowledge, no authorization, approval, consent of, or filing with any governmental body, department, bureau, agency, public board, authority or other third party is required for the consummation by Seller of the transactions contemplated by this Agreement.

Portions of this exhibit were omitted and filed separately with the Secretary of the Securities and Exchange Commission pursuant to an application for confidential treatment filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934.
Such portions are marked by [****].
Exhibit 10.12

5.6    Assignee. All rights of Seller with regard to the ownership and possession of the Required Assets are rights held as Assignee pursuant to the General Assignment made by Assignor. Pursuant to the General Assignment, Assignor has informed Seller that it transferred all of Assignor’s right, title and interest in and to the Required Assets to Seller. Pursuant to this Agreement, Seller, solely in its capacity as Assignee, sells, assigns, and transfers all of its right, title and interest in and to the Required Assets to Buyer.

6.    COVENANTS OF BUYER.

6.1    Confidential Information. All copies, if any, of financial information, pricing, marketing plans, business plans, and other confidential and/or proprietary information of Assignor and/or Seller disclosed to Buyer in the course of negotiating the transaction contemplated by this Agreement, including the terms of this Agreement (“Seller Confidential Information”), will be held in confidence and not used or disclosed by Buyer or any of its employees, affiliates or stockholders, except to any public or private lender, for a period of six (6) months from the Effective Date and will be promptly destroyed by Buyer or returned to Seller, upon Seller’s written request to Buyer; provided, however that from and after the Closing, the foregoing covenant shall not be applicable to any Seller Confidential Information included in the Required Assets. It is agreed that Seller Confidential Information will not include information that: (a) is proven to have been known to Buyer prior to receipt of such information from Seller; (b) is disclosed by a third party having the legal right to disclose such information and who owes no obligation of confidence to Seller; (c) is now, or later becomes part of the general public knowledge or literature, other than as a result of a breach of this Agreement by Buyer; or (d) is independently developed by Buyer without the use of any Seller Confidential Information.

6.2    Press Releases and Public Announcements. Buyer shall not issue any press release or make any disclosure or public announcement relating to the financial terms of this Agreement without the prior written approval of Seller, which shall not be unreasonably withheld. Notwithstanding the foregoing, Buyer may disclose certain information relating to this Agreement if required to do so by law or applicable governmental regulation.

6.3    Taxes and any Other Charges Related to the Sale. Buyer agrees to promptly pay all sales, transfer, use or other taxes, duties, claims or charges imposed on and/or related to the sale of the Required Assets to Buyer under this Agreement by any tax authority or other governmental agency and to defend, indemnify and hold Seller harmless from and against any such taxes, duties, claims, or charges for payment thereof by any tax authority or other governmental agency.

6.4    Survival of Covenants. The covenants set forth in Sections 6.1, 6.2, 6.3, and this Section 6.4 shall survive the Closing. The covenants set forth in Section 6.1 above shall, in addition, survive the termination of this Agreement for any reason.

7.    COVENANTS OF SELLER.

Seller covenants and agrees with Buyer as follows:

7.1    Further Assurances. From and after the Closing Date, Seller shall cooperate with Buyer and promptly sign and deliver to Buyer any and such additional documents, instruments, endorsements and related information and take actions as Buyer may reasonably request for the purpose of effecting the transfer of Seller’s and/or Assignor’s title to the Required Assets to Buyer, and/or carrying out the provisions of this Agreement, provided, however, that Seller shall be reimbursed for its reasonable costs and expenses incurred in providing such documents, instruments, endorsements or related information, which additional documents, instruments, endorsements or related information shall be prepared solely by Buyer.

Portions of this exhibit were omitted and filed separately with the Secretary of the Securities and Exchange Commission pursuant to an application for confidential treatment filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934.
Such portions are marked by [****].
Exhibit 10.12

7.2    Press Releases and Public Announcements. Seller shall not issue any press release or make any disclosure or public announcement relating to the financial terms of this Agreement or identify the Buyer without the prior written approval of the Buyer, which shall not be unreasonably withheld. Notwithstanding the foregoing, Seller may disclose certain information relating to this Agreement if required to do so by law or applicable governmental regulation and Seller shall be permitted, at its discretion, to prepare and distribute a tombstone regarding the General Assignment and the Agreement without mentioning the identity of Buyer or the terms of the Agreement.

7.3    Survival of Covenants. Each of the covenants set forth in Sections 7.1, 7.2, and this Section 7.3 shall survive the Closing.

8.    CONDITIONS TO CLOSING.

8.1    Conditions to Buyer’s Obligations. The obligations of Buyer hereunder shall be subject to the satisfaction and fulfillment of each of the following conditions, except as Buyer may expressly waive the same in writing:

(a)    Accuracy of Representations and Warranties on Closing Date. The representations and warranties made herein by Seller shall be true and correct in all material respects, and not misleading in any material respect, on and as of the date given, and on and as of the Closing Date with the same force and effect as though such representations and warranties were made on and as of the Closing Date.

(b)    Compliance. As of the Closing Date, Seller shall have complied in all material respects with, and shall have fully performed, in all material respects, all conditions, covenants and obligations of this Agreement imposed on Seller and required to be performed or complied with by Seller at, or prior to, the Closing Date.

(c)    Delivery of Required Assets. Seller shall have made the Required Assets available to Buyer as set forth in Section 1.3 above.

(d)    Delivery of Closing Documents. Seller shall have delivered, and Buyer shall have received, the documents described in Section 9.2 hereof.

8.2    Conditions to Seller’s Obligations. The obligations of Seller hereunder shall be subject to the satisfaction and fulfillment of each of the following conditions, except as Seller may expressly waive the same in writing:

(a)    Accuracy of Representations and Warranties on Closing Date. The representations and warranties made herein by Buyer in Section 4 hereof shall be true and correct in all material respects, and not misleading in any material respect, on and as of the date given, and on and as of the Closing Date with the same force and effect as though such representations and warranties were made on and as of the Closing Date.

(b)    Compliance. Buyer shall have complied in all material respects with, and shall have fully performed, the terms, conditions, covenants and obligations of this Agreement imposed thereon to be performed or complied with by Buyer at, or prior to, the Closing Date.

(c)    Payment. Buyer shall have transmitted by wire transfer and Seller shall have received payment of the Purchase Price.

Portions of this exhibit were omitted and filed separately with the Secretary of the Securities and Exchange Commission pursuant to an application for confidential treatment filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934.
Such portions are marked by [****].
Exhibit 10.12

9.    CLOSING OBLIGATIONS.

9.1    Buyer’s Closing Obligations. At the Closing, Buyer shall deliver to Seller the following:

(a)    Payment of [****] by wire transfer to Seller; and, if title to assets listed in “Electrical Test Equipment-List B” are transferred to Buyer, an additional payment of [****] by wire transfer to Seller will be made at that time.

(b)    The Assignment and Bill of Sale Agreement, in the form attached hereto as Exhibit C, signed by an authorized officer of Buyer on behalf of Buyer.

9.2    Seller’s Closing Obligations. At the Closing, Seller shall deliver to Buyer the following:

(a)    The Required Assets in accordance with Section 1.3; and
(b) The Assignment and Bill of Sale Agreement, in the form attached hereto as Exhibit C, signed by an authorized manager of Seller on behalf of Seller.

10.    SURVIVAL OF WARRANTIES AND INDEMNIFICATION.

10.1    Survival of Warranties. All representations and warranties made by Seller or Buyer herein, or in any certificate, schedule or exhibit delivered pursuant hereto, shall survive the Closing for a period of one (1) year after the Closing.

10.2    Indemnified Losses. For the purpose of this Section 10.2 and when used elsewhere in this agreement, “Loss” shall mean and include any and all liability, loss, damage, claim, expense, cost, fine, fee, penalty, obligation or injury including, without limitation, those resulting from any and all actions, suits, proceedings, demands, assessments, judgments, award or arbitration, together with reasonable costs and expenses including the reasonable attorneys’ fees and other legal costs and expenses relating thereto.

10.3    No Indemnification by Seller. Seller is selling to Buyer the Required Assets defined in this Agreement “as is” and “where is”, with no representations or warranties as to merchantability, fitness or usability or in any other regard (except for the limited representations and warranties specifically set forth above) and does not agree to defend, indemnify or hold harmless Buyer, any parent, subsidiary or affiliate of Buyer or any director, officer, employee, stockholder, agent or attorney of Buyer or of any parent, subsidiary or affiliate of Buyer from and against and in respect of any Loss which arises out of or results from the transaction described herein.

10.4    Indemnification By Buyer. Subject to the provisions and limitations set forth in this Section 10, Buyer agrees to defend, indemnify and hold harmless Seller, any parent, subsidiary or affiliate of Seller and any manager, employee, member, agent or attorney of Seller or of any parent, subsidiary or affiliate of Seller (collectively, the “Seller Indemnitees”) from and against and in respect of any Loss which arises out of or results from:

(a)    any breach by Buyer of any covenant, or the inaccuracy or untruth of any representation or warranty of Buyer made herein; or

(b)    the use of the Required Assets after the Closing;

Portions of this exhibit were omitted and filed separately with the Secretary of the Securities and Exchange Commission pursuant to an application for confidential treatment filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934.
Such portions are marked by [****].
Exhibit 10.12

provided, however, that nothing in this Section 10.4 shall impose on Buyer any duty to indemnify Seller for any Excluded Liabilities.

10.5    Period for Making Claims. A claim for indemnification by Seller under this Section 10 may be brought, if at all, at any time after the Closing Date, with respect to any claim or claims for indemnification under this Section 10, provided, however, that any claim under Section 10.4(a) with respect to the inaccuracy or untruth of any representation or warranty must be brought, if at all, prior to the time such representation or warranty expires pursuant to Section 10.1.

11.    MISCELLANEOUS.

11.1    Expenses. Each of the parties hereto shall bear its own expenses (including without limitation attorneys’ fees) in connection with the negotiation and consummation of the transaction contemplated hereby.

11.2    Notices. Any notice required or permitted to be given under this Agreement shall be in writing and shall be personally or sent by certified or registered United States mail, postage prepaid, or sent by nationally recognized overnight express courier and addressed as follows:

(a)    If to Seller:

Danotek (assignment for the benefit of creditors), LLC
1100 La Avenida Street, Building A
Mountain View, California 94043
Telephone: (650) 329-9996
Facsimile: (650) 329-0980
Email: mam@shrwood.com
Attention: Michael A. Maidy

With copy to:

Scott B. Lepene
Thompson Hine LLP
3900 Key Center, 127 Public Square
Cleveland, Ohio 44114
Telephone:    (216) 566-5692
Facsimile:     (216) 566-5800
Email: Scott.Lepene@ThompsonHine.com
Attention: Scott B. Lepene

(b)    If to Buyer:

Tecogen, Inc.
45 First Avenue
Waltham, MA 02451
Telephone: (781) 466-6400
Facsimile: (781) 466-6466
Email: robert.panora@tecogen.com
Attention: Robert A. Panora

Portions of this exhibit were omitted and filed separately with the Secretary of the Securities and Exchange Commission pursuant to an application for confidential treatment filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934.
Such portions are marked by [****].
Exhibit 10.12

With copy to:

William O. Flannery
945 Lenox Road
Richmond, MA 01254
Telephone: (413) 698-2997
Facsimile: (413) 698-3506
Email: woflan@ix.netcom.com
Attention: William O. Flannery

11.3    Entire Agreement. This Agreement, the Exhibits hereto (which are incorporated herein by reference) and any agreements to be executed and delivered in connection herewith, together constitute the entire agreement and understanding between the parties and there are no agreements or commitments with respect to the transactions contemplated herein except as set forth in this Agreement. This Agreement supersedes any prior offer, agreement or understanding between the parties with respect to the transactions contemplated hereby.

11.4    Amendment; Waiver. Any term or provision of this Agreement may be amended only by a writing signed by Seller and Buyer. The observance of any term or provision of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively) only by a writing signed by the party to be bound by such waiver. No waiver by a party of any breach of this Agreement will be deemed to constitute a waiver of any other breach or any succeeding breach.

11.5    No Third Party Beneficiaries. Nothing expressed or implied in this Agreement is intended, or shall be construed, to confer upon or to give any person, firm or corporation, other than the parties hereto, any rights or remedies under or by reason of this Agreement.

11.6    Execution in Counterparts. For the convenience of the parties, this Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument. Delivery of the Agreement that includes an executed counterpart of the signature page by telecopier or electronic mail shall be as effective as delivery of an originally manually executed counterpart.

11.7    Benefit and Burden. This Agreement shall be binding upon, shall inure to the benefit of, and be enforceable by and against, the parties hereto and their respective successors and permitted assigns.

11.8    Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of California (excluding application of any choice of law doctrines that would make applicable the law of any other state or jurisdiction) and, where appropriate, applicable federal law.

11.9    Severability. If any provision of this Agreement is for any reason and to any extent deemed to be invalid or unenforceable, then such provision shall not be voided but rather shall be enforced to the maximum extent then permissible under then applicable law and so as to reasonably effect the intent of the parties hereto, and the remainder of this Agreement will remain in full force and effect.

11.10    Attorneys’ Fees. Should a suit or arbitration be brought to enforce or interpret any provision of this Agreement, the prevailing party shall be entitled to recover reasonable attorneys’ fees to be fixed in amount by the Court or the Arbitrator(s) (including without limitation costs, expenses and fees on any appeal).

Portions of this exhibit were omitted and filed separately with the Secretary of the Securities and Exchange Commission pursuant to an application for confidential treatment filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934.
Such portions are marked by [****].
Exhibit 10.12

The prevailing party will be entitled to recover its costs of suit or arbitration, as applicable, regardless of whether such suit or arbitration proceeds to a final judgment or award.

[Signature page follows]

Portions of this exhibit were omitted and filed separately with the Secretary of the Securities and Exchange Commission pursuant to an application for confidential treatment filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934.
Such portions are marked by [****].
Exhibit 10.12

IN WITNESS WHEREOF, Buyer and Seller executed and delivered this Asset Purchase Agreement by their duly authorized representatives as of the Effective Date.

SELLER:        BUYER:

Danotek (assignment for the benefit of creditors),        Tecogen, Inc.
LLC, solely as Assignee for the Benefit
of Creditors of Danotek Motion Technologies, Inc.

/s/ Michael Maidy        /s/ Robert A. Panora

By: Michael Maidy     By: Robert A. Panora

Its: Manager     Its: President

Portions of this exhibit were omitted and filed separately with the Secretary of the Securities and Exchange Commission pursuant to an application for confidential treatment filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934.
Such portions are marked by [****].
Exhibit 10.12

EXHIBIT A

General Assignment

This Assignment is made as of the 27th day of November, 2012, by Danotek Motion Technologies, Inc. a Delaware corporation, with offices at 8680 N. Haggerty Rd, Canton, MI 48187 hereinafter referred to as “Assignor”, to Danotek (assignment for the benefit of creditors), LLC, a Delaware limited liability company, hereinafter referred to, along with any successors and assigns, as “Assignee”.
RECITALS
WHEREAS, Assignor has determined that, based upon its business prospects, entering into this Assignment is in the best interests of the Assignor's creditors; and
WHEREAS, Assignor believes that Assignee is well qualified to efficiently administer the Assignment for the benefit of the Assignor's creditors;
NOW, THEREFORE, for valuable consideration, the receipt of which is duly acknowledged, the parties agree as follows:
AGREEMENT
1.    Assignment of Assets.
(a)    Assignor, for and in consideration of the covenants and agreements to be performed by Assignee, as hereinafter contained, and for good and valuable consideration, receipt whereof is hereby acknowledged, does hereby grant, bargain, sell, assign, convey and transfer to Assignee, its successors and assigns, in trust, for the benefit of Assignor's creditors generally, all of the property of Assignor of every kind and nature and wheresoever situated, both real (but not facility lease arrangements) and personal, and any interest or equity therein not exempt from execution, including, but not limited to, all that certain stock of merchandise, equipment, furniture, fixtures, accounts, books, cash on hand, cash in bank, deposits, patents, copyrights, trademarks and trade names and all associated goodwill, source codes, software, and related documentation, insurance policies, and choses in action that are legally assignable, together with the proceeds of any existing non-assignable choses in action that may hereafter be recovered or received by Assignor. Assignor agrees to execute such additional documents as shall be necessary to accomplish the purposes of this Assignment.
(b)    This Assignment specifically includes and covers all claims for refund or abatement of all excess taxes heretofore or hereafter assessed against or collected from Assignor by the U.S. Treasury Department or any other taxing agency, and Assignor agrees to sign and execute power of attorney or such other documents as required to enable Assignee to file and prosecute, compromise and/or settle, all such claims before the Internal Revenue Service, U.S. Treasury Department or any other taxing or other Governmental agency.
(c)    Assignee is to receive said property, conduct said business, should it deem it proper, and is hereby authorized at any time after the signing hereof by Assignor to sell and dispose of said property upon such time and terms as it may see fit, and is to pay to creditors of Assignor pro rata, the net proceeds arising from the conducting of said business and sale and disposal of said property, after deducting all moneys which Assignee may at its option pay for the discharge of any lien on any of said property and any indebtedness

Portions of this exhibit were omitted and filed separately with the Secretary of the Securities and Exchange Commission pursuant to an application for confidential treatment filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934.
Such portions are marked by [****].
Exhibit 10.12

which under the law is entitled to priority of payment, and all expenses, including a reasonable fee to Assignee and its attorneys.
2.    Payment of Fees. Assignee shall be entitled to be paid the fees and recover the costs set forth in the Compensation and Expense Reimbursement Agreement dated as of the date hereof between the Assignor and the Assignee (the “Fee Letter”).
3.    Appointment of Agents. Assignee is authorized and empowered to appoint and compensate such agents, field representatives and/or attorneys and/or accountants as it may deem necessary, and such agents and/or field representatives shall have full power and authority to open bank accounts in the name of Assignee or its nominees or agents and to deposit assigned assets or the proceeds thereof in such bank accounts and to draw checks thereon and with the further power and authority to do such other acts and to execute such papers and documents in connection with this Assignment as Assignee may consider necessary or advisable.
4.    Certain Acknowledgments Regarding Transfer. Assignor acknowledges that certain of the assets being assigned under this General Assignment may be subject to restrictions on the use or transfer of such assets, the unauthorized use or transfer of which may result in further damages or claims. Such assets may include, without limitation, intellectual property rights of the Assignor (e.g., trade names, service names, registered and unregistered trademarks and service marks and logos; internet domain names; patents, patent rights and applications therefor, copyrights and registrations and applications therefor; software and source code (and software licenses with respect thereto); customer lists and customer information; know-how, trade secrets, inventions, discoveries, concepts, ideas, methods, processes, designs, formulae, technical data, drawings, specifications, data bases and other proprietary assets (collectively, “Intellectual Property”)). Assignor represents and warrants that its officers, directors, shareholders, employees, agents, customers and other third parties have been advised not to use, remove or cause a transfer (other than pursuant to this General Assignment) of any of the assets of Assignor, including without limitation the Intellectual Property, either prior or subsequent to this General Assignment, except as expressly authorized in writing in advance, which written authorization is not inconsistent with or otherwise may constitute a breach of any other written agreement. Except as authorized in writing, which has been disclosed in writing to Assignee, Assignor further represents and warrants that no asset (including, without limitation, the Intellectual Property) has been transferred, used, or removed, in whole or in part, in a manner that interferes with the rights and interests of a third party(ies) in such asset or otherwise may constitute a breach of any contract with such third party(ies).
5.    Representations and Warranties of the Assignor. Assignor represents and warrants to Assignee that as of the date hereof:
(a)    Assignor has all requisite power and authority to execute, deliver and perform its obligations under this Assignment, including, without limitation, to transfer the property transferred to the Assignee hereby;
(b)    the execution, delivery and performance by the Assignor of this Assignment has been duly authorized by all necessary corporate and other action and does not and will not require any registration with, consent or approval of, or notice to or action by, any person (including any governmental authority) in order to be effective and enforceable;
(c)    this Assignment constitutes the legal, valid and binding obligation of the Assignor, enforceable against it in accordance with their respective terms; and

Portions of this exhibit were omitted and filed separately with the Secretary of the Securities and Exchange Commission pursuant to an application for confidential treatment filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934.
Such portions are marked by [****].
Exhibit 10.12

(d)    all claims for wages, expense reimbursements, benefits and other compensation with priority over the Assignor's other creditors accrued or otherwise arising prior to the date hereof have been satisfied in full.
6.    Resignation and Replacement of Assignee. The Assignee may resign and be discharged from its duties hereunder at any time; provided that such resignation shall not become effective until a successor Assignee has been appointed by the resigning Assignee and such successor has accepted its appointment in writing delivered to the resigning Assignee. Any successor Assignee appointed hereunder shall execute an instrument accepting such appointment hereunder and shall deliver one counterpart thereof to the resigning Assignee. Thereupon such successor Assignee shall, without any further act, become vested with all the estate, properties, rights, powers, trusts, and duties of his predecessor in connection with the Assignment with like effect as if originally named therein, but the resigning Assignee shall nevertheless, when requested in writing by the successor Assignee, execute and deliver an instrument or instruments conveying and transferring to such successor Assignee all of the estates, properties, rights, powers and trusts of such resigning Assignor in connection with the Assignment, and shall duly assign, transfer, and deliver to such successor Assignee all property and money held by it hereunder.
7.    Limitation of Liability. Assignor acknowledges that Assignee is acting solely as Assignee in connection with this Assignment and not in its personal capacity. As a result, Assignor expressly agrees that Assignee, its members, officers and agents shall not be subject to any personal liability whatsoever to any person in connection with the affairs of this Assignment, except for its own misconduct knowingly and intentionally committed in bad faith. No provision of this Agreement shall be construed to relieve the Assignee from liability for its own misconduct knowingly and intentionally committed in bad faith, except that:
(a)    The Assignee shall not be required to perform any duties or obligations except for the performance of such duties and obligations as are specifically set forth in this Assignment, and no implied covenants or obligations shall be read into this Assignment against the Assignee.
(b)    In the absence of bad faith on the part of the Assignee, the Assignee may conclusively rely, as to the truth, accuracy and completeness thereof, on the statements and certificates or opinions furnished to the Assignee by the Assignor and conforming to the requirements of this Assignment.
(c)    The Assignee shall not be liable for any error of judgment made in good faith.
(d)    The Assignee shall not be liable with respect to any action taken or omitted to be taken by it in accordance with a written opinion of legal counsel addressed to the Assignee.
In connection with the foregoing, the assignment estate shall defend, indemnify and hold the Assignee and its past and present officers, members, managers, directors, employees, counsel, agents, attorneys, parent, subsidiaries, affiliates, successors and assigns, including without limitation Sherwood Partners LLC (collectively, the "Indemnified Persons") harmless from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, charges, expenses and disbursements (including reasonable attorneys' fees and costs) of any kind or nature whatsoever which may at any time be imposed on, incurred by, or asserted against any such Indemnified Person in any way relating to or arising out of this General Assignment, the Fee Letter, any other document contemplated by or referred to herein or therein, the transactions contemplated hereby or thereby, or any action taken or omitted by any Indemnified Person under or in connection with any of the foregoing, including, without limitation, with respect to any investigation, litigation or proceeding related to or arising out of any of the foregoing, whether or not any Indemnified Person is a party thereto, and including, without limitation, any other Indemnified Claims

Portions of this exhibit were omitted and filed separately with the Secretary of the Securities and Exchange Commission pursuant to an application for confidential treatment filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934.
Such portions are marked by [****].
Exhibit 10.12

(defined below), provided, that the assignment estate shall have no obligation hereunder to any Indemnified Person with respect to indemnified claims to the extent resulting from the willful misconduct or gross negligence of any Indemnified Person. The foregoing indemnification shall survive any termination of this General Assignment or the transactions contemplated hereby. For purposes hereof, "Indemnified Claims" means any and all claims, demands, actions, causes of action, judgments, obligations, liabilities, losses, damages and consequential damages, penalties, fines, costs, fees, expenses and disbursements (including without limitation, fees and expenses of attorneys and other professional consultants and experts in connection with investigation or defense) of every kind, known or unknown, existing or hereafter arising, foreseeable or unforeseeable, which may be imposed upon, threatened or asserted against, or incurred or paid by, any Indemnified Person at any time and from time to time, because of, resulting from, in connection with, or arising out of any transaction, act, omission, event or circumstance in any way connected with this General Assignment, the Fee Letter, any other document contemplated by or referred to herein or therein, the transactions contemplated hereby or thereby, or any action taken or omitted by any Indemnified Person under or in connection with any of the foregoing, including but not limited to economic loss, property damage, personal injury or death in connection with, or occurring on or in the vicinity of, any assets of the assignment estate through any cause whatsoever, any act performed or omitted to be performed under this General Assignment, any other document contemplated by or referred to herein, the transactions contemplated hereby, or any action taken or omitted by any Indemnified Person under or in connection with any of the foregoing, any breach by Assignor of any representation, warranty, covenant, agreement or condition contained herein or in any other agreement between Assignor and Assignee.
8.    Reliance.
(a)    The Assignee may rely and shall be protected in acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties.
(b)    The Assignee may consult with legal counsel to be selected by it, and the Assignee shall not be liable for any action taken or suffered by it in accordance with the advice of such counsel.
(c)    Persons dealing with the Assignee shall look only to the assignment estate to satisfy any liability incurred by the Assignee in good faith to any such person in carrying out the terms of this Assignment, and the Assignee shall have no personal or individual obligation to satisfy any such liability.
9.    Headings. The headings used in this Assignment are for convenience only and shall be disregarded in interpreting the substantive provisions of this Assignment.
10.    Forwarding of Mail. Assignor authorizes the forwarding of its mail by the U.S. Postal Service as directed by Assignee.
11.    Counterparts. This Assignment agreement may be executed in counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same document.
12.    Attorneys fees and costs. Except as set forth in the Fee Letter, the parties agree that each of them shall bear its own legal costs and expenses in connection with the negotiation, drafting, execution or enforcement of this Assignment.
13.    Entire Agreement. This Assignment and the Fee Letter contain the entire agreement of the parties hereto with respect to the matters covered and the transactions contemplated hereby, and no other agreement, statement, representation, warranty or promise made prior hereto or contemporaneously herewith

Portions of this exhibit were omitted and filed separately with the Secretary of the Securities and Exchange Commission pursuant to an application for confidential treatment filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934.
Such portions are marked by [****].
Exhibit 10.12

by any party hereto, or any employee, officer, agent, or attorney of any party hereto shall be valid or binding or relied upon by any party as an inducement to enter into, or as consideration for, this Assignment.
14.    Governing Law. This General Assignment shall be governed by and construed in accordance with the laws of the State of Delaware without regard to conflicts of law principles.
15.    Severability. In case any provision of this General Assignment shall be invalid, illegal or unenforceable, such provision shall be severable from the remainder of this General Assignment and the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.
16.    Cooperation. Each party cooperated in the drafting of this General Assignment and therefore this General Assignment shall not be construed more strictly against any of the parties.
17.    Time is of the Essence. Time is of the essence in the performance of and conditions set forth in this General Assignment.
18.    No Adequate Remedy at Law. Each party hereto acknowledges and agrees that damages will not adequately compensate the other party for a breach of the terms of this General Assignment and that, as such, each party shall be entitled to specific performance of this General Assignment.

IN WITNESS WHEREOF the parties hereunder set their hands the day and year first above written.

Assignor's Federal Tax I.D. Number:		Danotek Motion Technologies, Inc. a Delaware Corporation, Assignor
Federal #	26-7410224
		By:	/s/ Donald C. Naab
		Its:	Donald C. Naab President and CEO
Danotek (assignment for the benefit of creditors), LLC, a Delaware limited liability company, Assignee

		By:	/s/ Michael A. Maidy
		Its:	Michael A. Maidy Manager

Portions of this exhibit were omitted and filed separately with the Secretary of the Securities and Exchange Commission pursuant to an application for confidential treatment filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934.
Such portions are marked by [****].
Exhibit 10.12

EXHIBIT B

Required Assets

Seller is not making any representation, expressed or implied with regard to the availability of the Required Assets due to additional expenses that may be incurred to retrieve them, expressed or implied liens that may be asserted by vendors, former employees or consultants holding inventory, raw materials or other Required Assets. Buyer, at its own expense, may elect to pursue such Required Assets or use whatever means necessary to obtain them. Some assets described in this Exhibit may contain third-party intellectual property that may have been licensed by, or otherwise acquired, by Assignor. Buyer acknowledges that Seller may be unable to transfer certain intellectual property belonging to a third party without the express written consent of that third party which shall not be obtained or sought by Seller as part of this Agreement. Buyer accepts full responsibility for communicating with third parties whose intellectual property may be included in the Required Assets and Buyer shall be responsible for paying all licensing fees, costs, expenses, or other charges associated with using said assets.

The Required Assets solely include, as of the Closing Date, the intangible assets and intellectual property rights that relate specifically to 5300 PM Generator Business of the Danotek Motion Technologies, Inc., namely, the Patent License (as defined in Exhibit B-1 attached hereto), and Copyrights (as defined below) owned or developed by Assignor (or that have been assigned to Seller), which the Seller has in its possession, Intellectual Property, and specific equipment. For the avoidance of doubt, Required Assets do not include any other rights, including any and all properties, rights, contracts, claims or other assets owned by either Assignor or Seller, including, but not limited to, Assignor’s Excluded Assets.

Tangible Assets Include:

Manufacturing Assets and Test Equipment
Rotor insertion jig & stand
Bearing press & Table
Work table
Work bench with rack
Hand cart/tool chest with tools
Stator stands (3)
General assembly table
Bed Plate & Hardware
Mounting Plate & hardware
Lift tables
Drive Motor with coupling
ABB Drive Controller
Part storage rack (1 set) - Blue rack with rollers

Portions of this exhibit were omitted and filed separately with the Secretary of the Securities and Exchange Commission pursuant to an application for confidential treatment filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934.
Such portions are marked by [****].
Exhibit 10.12

Oven
Pneumatic rivet gun
Hardware bins
Large C-Clamps for housing assembly (3)
Material handling straps
Complete Instrumented Unit
Re-Manufactured Unit
Go/No Go housing to stator gages/Fixtures
Go/No Go Stator keyway gage
Failed Equipment (Cage)
Rotor Wrapping machine
Heat lamp for rotor wrapping
Wire stripper-Electric eraser model IR7000 with attachment DCF 4 AR4401

Electrical Test Equipment - List A
Amprobe PRM-4, Phase rotation tester
2 PC's with design software and any non-standard software needed to process documentation preloaded including licenses for all software

Electrical Test Equipment - List B**
Scope: Tektronix DPO4054
High voltage probes (x3): BK Precision PR-60 Active Differential Probe x10/x100
Hi-pot tester
Megger DLRO10HD Micro Ohm Meter
Fluke 1550B, 5KV MEGOHMMETER
Temperature/humidity meter
Vibration measurement set in rack: monitor, keyboard, LabView base PC, probes and data acquisition cards

** Delivery of the the items listed in List B above is subject to Section 2.1 and payment as defined in Section 9.1 (a)

Manufacturing Documentation (electronic, in native format whenever possible)
CAD Drawings
Inspection Procedures
Inspection Reports: Blank & Historical (Test procedure/Test report)
Test sheets/Test Reports: Blank & Historical
Procedures
Travelers: Blank & Historical
Deviations: Blank & Historical
Drawings
-PDF
-Historical
-Native Solid Models
-.Step and/or .IGES of all models
Corrective Actions: Internal & External
Complete Vendor Info
PPAP Documentation for all parts
Supplier Qualification information

Portions of this exhibit were omitted and filed separately with the Secretary of the Securities and Exchange Commission pursuant to an application for confidential treatment filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934.
Such portions are marked by [****].
Exhibit 10.12

Supplier Quality Manual
Site Assessments/Audits
Supplier Deviations
Part Lead-times
Historical Unit tracking data
Mounting plate new design sketches
Current Paint Specifications
Engineering change order form: blank & historical
Engineering change request form: blank & historical
RMA form and historical
Assembly instructions (& historical)
Import broker information
Any user names or passwords required to use software for design or documentation

Portions of this exhibit were omitted and filed separately with the Secretary of the Securities and Exchange Commission pursuant to an application for confidential treatment filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934.
Such portions are marked by [****].
Exhibit 10.12

EXHIBIT B-1

PATENT LICENSE AGREEMENT
THIS PATENT LICENSE AGREEMENT ("Agreement") is made and entered into as of this 8th day of January, 2013 ("Effective Date"), by and between Danotek (assignment for the benefit of creditors), LLC ("Licensor" or “Danotek ABC”), a Delaware corporation, with a principal place of business at 1100 La Avenida St., Building A, Mountain View, CA 94043 and Tecogen, Inc., a Delaware corporation (“Tecogen”), with principal offices located at 45 First Avenue, Waltham, MA 02451.
1.    DEFINITIONS.
1.1    "Affiliate" means an entity that now or hereafter directly or indirectly controls, is controlled by, or is under common control with Tecogen for so long as the control exists. The term "control" (and its correlative meanings) means possession, direct or indirect, of the power to direct or cause the direction of the management and policies of an entity, whether through the ownership of voting securities, by contract or otherwise.
1.2    "Licensee" means Tecogen and its Affiliates.
1.3    "Licensee Product" means the product sold to Licensee in the Asset Purchase Agreement Dated January 8, 2013.
1.4    "Listed Patents" means the provisional patent applications, patent applications, and patents listed in Schedule A, a copy of which is attached hereto.
1.5    "Retained Patents" means the provisional patent applications, patent applications, and patents listed on Schedule B, a copy of which is attached hereto, including any patents or patent applications to which the patents listed in Exhibit B to that certain Asset Purchase Agreement dated January 8, 2013 between Danotek ABC and Tecogen (the "Asset Purchase Agreement") form a basis for priority, or are co-owned applications that incorporate by reference, or are incorporated by reference into the patents or patent applications in the foregoing categories or reissues, reexaminations, extensions, continuations, continuations in part, continuing prosecution applications, requests for continuing examinations, divisions, and registrations of any item in any of the foregoing categories or foreign and multinational patents, patent applications and counterparts relating to any item in any of the foregoing categories, including, without limitation, certificates of invention and utility models; rights provided by multinational treaties or conventions for any item in any of the foregoing categories and any item in any of the foregoing categories, whether or not claims in any of the foregoing have been rejected, withdrawn, cancelled, or the like.
2. LICENSE.

2.1    Grant. For good and valuable consideration, the receipt of which is hereby acknowledged, Licensor hereby grants to Licensee an irrevocable, fully paid up, non exclusive, non-transferable (except as set forth in Section 9.7 hereof), worldwide license, under the Listed Patents, to make, use, sell, offer for sale,

Portions of this exhibit were omitted and filed separately with the Secretary of the Securities and Exchange Commission pursuant to an application for confidential treatment filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934.
Such portions are marked by [****].
Exhibit 10.12

and import Licensee Products and to practice all processes and methods in connection therewith. The license granted herein shall be sub-licensable to developers, end users and customers lawfully using Licensee's products and services to the extent of such use.
2.2    No Implied Licenses. Except for the express licenses granted in this Agreement, Licensor reserves all right, title and interest in the Listed Patents. No rights or licenses are granted under this Agreement, whether by implication, estoppel or otherwise, except as expressly set forth herein. No rights or licenses are granted under this Agreement with respect to the Retained Patents.
3.    PAYMENT.
3.1    Fees. In consideration for Licensor's granting Licensee the license under this Agreement, Tecogen shall pay Licensor [****]
3.2    Taxes. Tecogen is responsible for all taxes, assessments and charges of any kind imposed upon or with respect to (i) the licensing of the Listed Patents to Licensee and (ii) the payment of fees to Licensor hereunder, except taxes based on Licensor's net income.
4.    TERM.
4.1    Term. The term of this Agreement will commence upon the Effective Date and will expire upon expiration of the last to expire of the Listed Patents.
4.2    Survival. The definitions and the rights, duties and obligations of the parties in the following Sections will survive any termination or expiration of this Agreement: 2.2 (NO IMPLIED LICENSES), 4.2 (SURVIVAL), 5 (REPRESENTATIONS AND WARRANTIES OF LICENSOR), 6 (CONFIDENTIALITY), 7 (DISCLAIMER OF WARRANTIES), and 9 (GENERAL). All other rights, licenses, and obligations of the parties under this Agreement will immediately cease upon any expiration of this Agreement.
5.    REPRESENTATIONS AND WARRANTIES OF LICENSOR. Licensor is a corporation duly formed, validly existing, and in good standing under the laws of the jurisdiction of its formation. Licensor has the full corporate power and authority and has obtained all third party consents, approvals, and/or other authorizations required to enter into this Agreement and to carry out its obligations hereunder, including, without limitation, the licensing of the Listed Patents to Licensee.
6.    CONFIDENTIALITY. Neither party will disclose any terms of this Agreement to anyone other than its attorneys, accountants, and other professional advisors under a duty of confidentiality until the earlier of: (a) five (5) years, (b) as required by law; or (c) in connection with a proposed merger, financing, or sale of that party's assets or business, on condition that the third party to whom the terms of this Agreement are to be disclosed signs a confidentiality agreement that contains terms consistent with those of this paragraph.
7.DISCLAIMER OF WARRANTIES. LICENSOR MAKES NO REPRESENTATIONS OR WARRANTIES OF ANY KIND IN CONNECTION WITH THIS AGREEMENT EXCEPT AS SET FORTH IN SECTION 4, AND DISCLAIMS AND EXCLUDES ALL WARRANTIES, WHETHER STATUTORY,

Portions of this exhibit were omitted and filed separately with the Secretary of the Securities and Exchange Commission pursuant to an application for confidential treatment filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934.
Such portions are marked by [****].
Exhibit 10.12

EXPRESS OR IMPLIED, INCLUDING, WITHOUT LIMITATION, THE IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, TITLE, AND NON-INFRINGEMENT OF THIRD PARTY RIGHTS. WITHOUT LIMITING THE FOREGOING, LICENSOR MAKES NO WARRANTY OR REPRESENTATION THAT ANY MANUFACTURE, USE, IMPORTATION, OFFER FOR SALE OR SALE OF ANY PRODUCT OR SERVICE WILL BE FREE FROM INFRINGEMENT OF ANY PATENT OR OTHER INTELLECTUAL PROPERTY RIGHT OF ANY THIRD PARTY OR AS TO THE VALIDITY AND/OR SCOPE OF ANY PATENT OR PATENT CLAIMS LICENSED BY LICENSOR TO LICENSEE UNDER THIS AGREEMENT.
3
8.NO OBLIGATION TO OBTAIN OR MAINTAIN PATENTS. Licensor is not obligated to (a) file any patent application or to secure any patent or patent rights, or (b) maintain any patent in force.
9.GENERAL.
9.1    Relationship. Nothing in this Agreement will be deemed or construed as creating a joint venture or partnership between the parties or is intended or shall be construed to create any third party beneficiaries.
9.2    Amendments. This Agreement, and the terms and provisions hereof, may not be modified, waived or amended except by an instrument or instruments in writing signed by the party against whom enforcement of any such modification or amendment is sought (or, in the case of a waiver, by the intended beneficiary of the waived term or provision).
9.3    Modification and Waiver. No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.
          9.4          Indemnified Losses.  For the purpose of this Section 9.4 and when used elsewhere in this agreement, “Loss” shall mean and include any and all liability, loss, damage, claim, expense, cost, fine, fee, penalty, obligation, or injury including, without limitation, those resulting from any and all actions, suits, proceedings, demands, assessments, judgments, award, or arbitration, together with reasonable costs and expenses, including the reasonable attorneys’ fees and other legal costs and expenses relating thereto.
          9.5          No Indemnification by Licensor.  Licensor is licensing to Licensee a worldwide license under the Listed Patents with no representations or warranties, including the implied warranties of merchantability, fitness for a particular purpose, title, and non-infringement of third-party rights.  Licensor does not agree to defend, indemnify, or hold harmless Licensee, any parent, subsidiary, or affiliate of Licensee, and/or any director, officer, employee, stockholder, agent, or attorney of Licensee or of any parent, subsidiary, or affiliate of Licensee from and against and in respect of any Loss, which arises out of or results from the license described herein.

Portions of this exhibit were omitted and filed separately with the Secretary of the Securities and Exchange Commission pursuant to an application for confidential treatment filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934.
Such portions are marked by [****].
Exhibit 10.12

          9.6          Indemnification by Licensee.  Licensee agrees to defend, indemnify, and hold harmless Licensor and any parent, subsidiary, or affiliate of Licensor, and/or any manager, employee, member, agent, or attorney of Licensee or of any parent, subsidiary, or affiliate of Licensee from and against and in respect of any Loss, which arises out of or results from (i) Licensee’s failure to comply with the terms set forth in this Agreement, and/or (ii) the use of the Listed Patents that are the subject of this Agreement.
9.7    Assignment. Except in connection with its merger, acquisition or sale of all or substantially all of its assets, Tecogen may not assign or transfer any of its rights under this Agreement without Licensor's prior written consent, not to be unreasonably withheld. Tecogen may also transfer or assign its rights under this Agreement to any Affiliate. Any attempted assignment or transfer in violation of this paragraph is void. This Agreement will be binding upon and inure to the benefit of the parties and their respective successors and permitted assigns.
9.8    Governing Law. The laws of the State of California will govern all matters arising out of or relating to this Agreement.
9.9    Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law, or public policy, all other conditions and provision of this Agreement will nevertheless remain in full force and effect, and the parties hereto will negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner.
9.10    Third Party Beneficiaries. Nothing in this Agreement, express or implied, is intended or shall be construed to create any third party beneficiaries.
9.11    Entire Agreement. This Agreement, including any exhibits hereto, constitute the entire agreement among the parties hereto with respect to the subject matter hereof and supersede all other prior and contemporaneous agreements, understandings or communications, either written and oral, between the parties with respect to the subject matter hereof.
9.12    Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be deemed an original, with the same effect as if the signatures were upon the same instrument. Delivery of the Agreement that includes an executed counterpart of the signature page by telecopier or electronic mail shall be as effective as delivery of an originally manually executed counterpart.
[Signature Page Follows]

Portions of this exhibit were omitted and filed separately with the Secretary of the Securities and Exchange Commission pursuant to an application for confidential treatment filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934.
Such portions are marked by [****].
Exhibit 10.12

IN WITNESS WHEREOF, the parties have caused their duly authorized representatives to execute this Agreement as of the Effective Date.
"Licensor"    "Tecogen"
DANOTEK (ASSIGNMENT FOR THE    TECOGEN, INC.
BENEFIT OF CREDITORS), LLC

/s/ Michael A. Maidy /s/ Robert A. Panora
Name:     Michael A. Maidy    Name: Robert A. Panora
Title:     Manager, Danotek (assignment for the    Title: President and COO
benefit of creditors), LLC, in its sole and
limited capacity as assignee for Danotek
Motion Technologies, Inc.

Portions of this exhibit were omitted and filed separately with the Secretary of the Securities and Exchange Commission pursuant to an application for confidential treatment filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934.
Such portions are marked by [****].
Exhibit 10.12

Schedule A
Listed Patents

Patent Number	Application Number	Country Name	Title	Application Date	Patent Date
[****]	[****]	United States	[****]	[****]	[****]
	[****]	United States	[****]	[****]
	[****]	United States	[****]	[****]

Portions of this exhibit were omitted and filed separately with the Secretary of the Securities and Exchange Commission pursuant to an application for confidential treatment filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934.
Such portions are marked by [****].
Exhibit 10.12

Schedule B
Retained Patents

Patent Number	Application Number	Country Name	Title	Application Date	Patent Date
[****]	[****]	United States	[****]	[****]	[****]
[****]	[****]	United States	[****]	[****]	[****]
	[****]	United States	[****]	[****]
	[****]	United States	[****]	[****]
	[****]	United States	[****]	[****]
	[****]	United States	[****]	[****]
	[****]	United States	[****]	[****]
	[****]	United States	[****]	[****]
	[****]	United States	[****]	[****]
	[****]	United States	[****]	[****]

Portions of this exhibit were omitted and filed separately with the Secretary of the Securities and Exchange Commission pursuant to an application for confidential treatment filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934.
Such portions are marked by [****].
Exhibit 10.12

EXHIBIT C

ASSIGNMENT AND BILL OF SALE AGREEMENT

This Assignment and Bill of Sale Agreement (the “Agreement”) is made as of January 8, 2013, by and between Danotek (assignment for the benefit of creditors), LLC, a Delaware limited liability company, in its sole and limited capacity as Assignee for the Benefit of Creditors of Danotek Motion Technologies, Inc. (the “Seller”), and Tecogen, Inc. a [corporate or business identity of purchaser] (the “Buyer”). Seller and Buyer are parties to a certain Asset Purchase Agreement dated as of January 8, 2013, (the “Asset Purchase Agreement”). Capitalized terms used without definitions herein shall have the meanings ascribed to such terms in the Asset Purchase Agreement.

1.    Sale and Assignment of Required Assets. Pursuant to the Asset Purchase Agreement, Buyer has on the date hereof purchased the Required Assets from Seller. In accordance with and subject to the terms and conditions set forth in the Asset Purchase Agreement, for good and valuable consideration, the receipt of which is hereby acknowledged, Seller does hereby sell, assign, bargain, transfer, convey and deliver unto Buyer all of its right, title and interest in and to the Required Assets.

2.    Assumption of Assumed Liabilities. In accordance with and subject to the terms and conditions set forth in the Asset Purchase Agreement, in partial consideration for such transfer of the Required Assets by Seller to Buyer, Buyer hereby undertakes to assume, pay, perform, satisfy and discharge, all of the Assumed Liabilities. Buyer does not agree to assume or pay any Excluded Liabilities or any other debts, obligations or liabilities of Seller or Assignor not expressly assumed by Buyer in the Asset Purchase Agreement.

3.    Cooperation. Buyer and Seller agree to cooperate with each other to execute and deliver such other documents and instruments and to do such further acts and things as may be reasonably requested by the other to evidence, document or carry out the sale of the Required Assets and the assumption of the Assumed Liabilities.

4. Effect of Agreement. Nothing in this Agreement shall, or shall be deemed to, modify or otherwise affect any provisions of the Asset Purchase Agreement or affect the rights of the parties under the Asset Purchase Agreement. In the event of any conflict between the provisions hereof and the provisions of the Asset Purchase Agreement, the provisions of the Asset Purchase Agreement shall govern and control.

[Signature Page Follows]

Portions of this exhibit were omitted and filed separately with the Secretary of the Securities and Exchange Commission pursuant to an application for confidential treatment filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934.
Such portions are marked by [****].
Exhibit 10.12

IN WITNESS WHEREOF, Seller and Buyer have caused this Assignment and Bill of Sale Agreement to be executed on the date first written above.

SELLER:        BUYER:

Danotek (assignment for the benefit of creditors),         Tecogen, Inc.
LLC, solely as Assignee for the Benefit
of Creditors of Danotek Motion Technologies, Inc.

/s/ Michael Maidy          /s/ Robert A. Panora

By: Michael Maidy         By: Robert A. Panora

Its: Manager         Its: President